SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2021

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on February 12, 2020, we entered into a Memorandum of Understanding and Shareholders Agreement (“MOU”) with Jesus Vega and our officer and director, Leandro Iglesias. The agreement concerned the formation of a joint venture named QGLOBAL SMS, LLC for the development of the wholesale SMS business.

We acquired the initial 51% of QGlobal SMS early in 2020 as part of our overall strategy to build an SMS business in Latin America.

On October 1st, 2021, we amended the MOU to acquire the remaining 49% of QGlobal SMS from Jesus Vega. This transaction was made in conjunction with our plan to consolidate all Telecommunications, Internet of Things (IoT) and Blockchain operations under our B2B IQSTelecom Business Division.

The QGlobal team will remain in place and the business operation will remain the same.

Mr. Vega will be the chief operating officer of the SMS business of the IQSTelecom Business Division. For his services, we have agreed to issue to Mr. Vega $100,000 in shares of IQST common stock, over the next 90 days after the agreement. While working as COO of the SMS Business, he will receive 20% of the SMS business net income, after the deduction of all income taxes, applicable deductions, and statutory reserves. This will be calculated on annual basis after all applicable tax returns have been elaborated. Further, Mr. Vega as COO of the SMS business, will continue to receive the monthly remuneration of US$3,500.00 as established in Article Eighth of the MOU.

The foregoing description of the amended MOU is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

The issuance is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

SECTION 8 – Other Events

Item 8.01	Other Events

On February 12, 2020, we issued a press release concerning the amended MOU. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment to the Memorandum of Understanding and Shareholders Agreement, dated September 30, 2021
99.1	Press Release, dated October 5, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date October 6, 2020

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